UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Brazil Credit Agreements Amendments

As previously disclosed, Nextel Telecomunicações Ltda. (“Nextel Brazil”), the Brazilian operating subsidiary of NII Holdings, Inc. (the “Company”), entered into (i) U.S. dollar-denominated loan agreements with the China Development Bank (“CDB”) under which, as of September 30, 2017, Nextel Brazil had $244.6 million principal amount outstanding (the “CDB Credit Facilities”); (ii) a credit agreement with Banco do Brasil S.A. (“BdB”) under which, as of September 30, 2017, Nextel Brazil had R$287.9 million principal amount outstanding (the “BdB Credit Facility”); and (iii) a credit agreement with Caixa Econômica Federal (“Caixa”) under which, as of September 30, 2017, Nextel Brazil had R$370.8 million principal amount outstanding (the “Caixa Credit Facility”).

On October 31, 2017, Nextel Brazil executed amended and restated CDB Credit Facilities, and 5th and 6th amendments to the BdB Credit Facility and the Caixa Credit Facility (the 5th amendment to the BdB Credit Facility and the Caixa Credit Facility, the “5th Amendments” and the 6th amendment to the BdB Credit Facility and the Caixa Credit Facility and the amended and restated CDB Credit Facilities, the “Final Amendments”). The 5th Amendments are effective upon signing. The Final Amendments remain subject to approval by China Export and Credit Insurance Corporation (“Sinosure”) and until such approval is received, the Final Amendments are not effective. While the Company expects to receive Sinosure’s approval on or before December 31, 2017, there is no guarantee that the Company will receive the required approval.

Among other changes, the Final Amendments provide for the deferral of substantially all principal payments for the first 48 months from the date of effectiveness and a holiday for certain financial covenant compliance, including the net debt financial covenant, until June 30, 2020. When the Final Amendments are effective, Nextel Brazil will be subject to minimum cash and minimum receivable requirements. The Final Amendments provide for a loan maturity date 98 months from the date the Final Amendments become effective. In connection with the Final Amendments, Nextel Brazil will grant additional security interests to each of CDB, BdB and Caixa in the form of preferential rights to amounts held in certain of Nextel Brazil’s bank accounts and will pledge certain of its equipment and property to these lenders.

Nextel Brazil, BdB and Caixa previously agreed to a standstill of principal payments that expired on October 31, 2017. The 5th Amendments that took effect on October 31, 2017 provide for a new repayment schedule starting on January 31, 2018 that include the repayment of the principal previously deferred by BdB and Caixa on a pro-rata basis over the remaining term of the loans. If Sinosure’s approval is received, the repayment schedules in the Final Amendments will become effective and replace the repayment schedule in the 5th Amendments. If Sinosure’s approval is not received, Nextel Brazil will be subject to the current covenants and repayment schedules under the CDB Credit Facilities, the current covenants in the BdB Credit Facility and the Caixa Credit Facility and the repayment schedules in the 5th Amendments.

Concurrently, CDB has agreed to release the Company from its obligations under a guaranty granted by the Company for payment obligations under the CDB Credit Facilities previously entered into on September 25, 2013 and to accept a new parent guaranty from Nextel Holdings S.à r.l. For these purposes, on October 31, 2017 CDB and the Company executed a termination agreement (the “Termination Agreement”) and CDB and Nextel Holdings S.à r.l. executed a parent guaranty agreement

(the “New Parent Guaranty”). The Termination Agreement and the New Parent Guaranty also remain subject to Sinosure’s approval of the Final Amendments.

The description of the 5th Amendments, the Final Amendments, the Termination Agreement and the New Parent Guaranty contained in this Form 8-K is qualified in its entirety by reference to the complete text of the 5th Amendments, the Final Amendments, the Termination Agreement and the New Parent Guaranty. Copies of the amended and restated CDB Credit Facilities, the Termination Agreement, the New Parent Guaranty and English translations of the 5th and 6th amendments to the BdB Credit Facility and the Caixa Credit Facility are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this report, respectively, and incorporated herein by reference.

Nextel Brazil’s credit agreements with BdB and Caixa, including amendments thereto, are attached as Exhibits 99.5 and 99.6 to the Annual Report on Form 10-K filed on February 28, 2014; Exhibits 10.6, 10.7, 10.8 and 10.9 to the Current Report on Form 8-K filed June 30, 2015; Exhibits 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K filed on February 24, 2017; and Exhibits 10.1 and 10.2 to the Quarterly Report on Form 10-Q filed on August 9, 2017, and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated October 31, 2017, among Nextel Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender, Administrative Agent and Arranger (Sinosure).

10.2	Amended and Restated Credit Agreement, dated October 31, 2017, among Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender, Administrative Agent and Arranger (Non-Sinosure).

10.3
Termination Agreement, dated October 31, 2017, between NII Holdings, as Existing Parent Guarantor, and China Development Bank, as Administrative Agent under the Sinosure Credit Agreement and Non-Sinosure Credit Agreement.

10.4
Parent Guaranty Agreement, dated October 31, 2017, between Nextel Holdings S.à r.l., as Parent Guarantor, and China Development Bank, as Administrative Agent under the Sinosure Credit Agreement and Non-Sinosure Credit Agreement.

10.5	Amendment No. 5 to Bank Credit Certificate, dated October 31, 2017, between Nextel Telecomunicações Ltda. and Banco do Brasil, S.A.

10.6	Amendment No. 6 to Bank Credit Certificate, dated October 31, 2017, between Nextel Telecomunicações Ltda. and Banco do Brasil, S.A.

10.7	Amendment No. 5 to Bank Credit Certificate, dated October 31, 2017, between Nextel Telecomunicações Ltda. and Caixa Econômica Federal.

10.8	Amendment No. 6 to Bank Credit Certificate, dated October 31, 2017, between Nextel Telecomunicações Ltda. and Caixa Econômica Federal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

Date: November 1, 2017	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary